SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2012
SEGMENT INFORMATION [Abstract]
SEGMENT INFORMATION

5.	SEGMENT INFORMATION

The Company and the chief operating decision maker ("CODM") measure performance based on the Company's overall return to shareholders based on consolidated net income. The CODM does not review a measure of operating result at a lower level than the consolidated group. Consequently, the Company has only one reportable segment: tankers. The tankers segment includes crude oil tanker vessels and OBO or oil/bulk/ore carriers. Both types of vessel are managed as part of this one segment.

The Company's management does not evaluate performance by geographical region as this information is not meaningful.

The Company operated in two markets up to the termination in March 2013 of the lease for Front Guider, being the last OBO carrier chartered in by the Company. We operated in the tanker and drybulk carrier markets as an international provider of seaborne transportation of crude oil and drybulk cargoes. An analysis of revenues from these services is as follows:

(in thousands of $)	2012	2011	2010
Total operating revenues – tanker market	552,576	702,525	1,007,625
Total operating revenues – drybulk carrier market	89,746	86,608	136,912

Total operating revenues in the table above exclude other income.

In December 2012, the Company agreed to an early termination of the time charter out contracts on the two OBO carriers, Front Viewer and Front Guider, and received a compensation payment in December 2012 of $35.0 million. The amount is included in the 'Total operating revenues' - drybulk carrier market.

During the year ended December 31, 2012, the Company reported total revenue from one customer of $105 million, which represented 16% of consolidated operating revenues and revenue from one customer of $83 million, which represented 12% of consolidated operating revenues (2011: one customer, which represented 21% and 2010: one customer, which represented 21%). No other customers represent more than 10% of consolidated operating revenues for the periods presented.